SUNRISE®
SENIOR LIVING

Estimates of future earnings are by definition, and certain other matters discussed in this presentation may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, our ability to manage our expenses as a percentage of revenues under management, market factors that could affect the value of our properties, the risks of downturns in economic conditions generally, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's annual report on form 10-K filed with the Securities and Exchange Commission. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

SUNRISE SENIOR LIVING

SUNRISE SENIOR LIVING CORPORATE OVERVIEW

- Founded in 1981
- Pioneered resident-centered senior care model
- Deep and experienced management team
- Cluster communities in top major metropolitan markets
- Largest senior living provider
  - 413 communities open or under construction
  - 45,900 resident capacity
  - 35,000 team members
- 94% of resident fees from private pay sources
- Completed management services transformation

SUNRISE SENIOR LIVING

STRONG DEMOGRAPHIC TRENDS

Seniors' Need for Assistance Rises Dramatically with Age

(percent needing assistance with at least one activity of daily living)


80
70
60
50
40
30
20
10
0
70-74
75-79
80-84
85-89
90 & Over
Men
Women

Source: Joint Center for Housing Studies of Harvard University

SUNRISE.
SENIOR LIVING

STRONG DEMOGRAPHIC TRENDS


Demographic Growth
40%
30%
20%
10%
0%
Growth
34%
9%
Years 2000-2010
+85 Population
U.S. Population

Source: U.S. Census Bureau

SUNRISE SENIOR LIVING

SENIOR HOUSING SUPPLY

Property type	# of Units/Beds
Congregate/Independent Living	731,932
Assisted Living	549,484
CCRC	635,216
Total	**1,916,632**
Sunrise	**45,457** **2.4%**

Source: American Seniors Housing Association, Senior Housing Statistical Handbook, Edition IV.

Units/Beds include communities open and under construction.

SUNRISE SENIOR LIVING

SENIOR HOUSING AND CARE REVENUE SOURCES

Total Revenue (2003 Estimate)
$132 Billion


Congregate/
Independent
$13
Assisted
Living
$21
10%
16%
74%
Nursing
Homes
$98

Source: National Investment Center for the Seniors Housing and Care Industries, American Seniors Housing Association, Company Estimate

SUNRISE SENIOR LIVING

INDUSTRY COMPARISON

Annual Revenue Estimates



$125
$100
$75
$50
$25
$0
Billions ($)
$85.6
$106.8
Lodging + Food / Beverage
Seniors Housing & Care

National Estimates of the Number of Properties



60,000
50,000
40,000
30,000
20,000
10,000
0
# of Properties
33,575
52,579
Lodging
Seniors Housing & Care

Direct Employment



2,000,000
1,500,000
1,000,000
500,000
1,744,000
1,754,000
Lodging
Seniors Housing & Care

Sources: Urban Land Institute, National Multi Housing Council, U.S. Census Bureau, Smith Travel Research, PricewaterhouseCoopers, NIC, Bureau of Labor Statistics.

SUNRISE SENIOR LIVING

RESIDENT FINANCIAL PROFILE

Percentage of Over 75 Household Income Greater Than or Less Than $15,000



70%
60%
50%
40%
30%
20%
10%
0%
51%
49%
44%
56%
39%
61%
37%
63%
1994
1997
2000
2003
Under $15,000
Over $15,000

Net Worth Distribution for Age 75 or Older, 2000



$600
$500
$400
$300
$200
$100
$0
$46
$116
$226
$323
$560
1st
2nd
3rd
4th
5th
Quintiles
Median Net Worth (in thousands)

Sources: U.S. Census Bureau, 2003; U.S. Census Bureau, 2000

SENIORS CAN AFFORD SUNRISE



Potential Length of Stay – Ages 75 & Older
Years
20
15
10
5
0
1.3
3.2
6.2
8.8
15.5
1st
2nd
3rd
4th
5th
Quintiles
Net Worth (000's)
$46
$116
$226
$323
$569

Calculation assumes: Ave. daily rate of $128, Assumed annual household income of $10,000; = Net Worth annual spend down of $36,720

Sources: U.S. Census Bureau, 2003; U.S. Census Bureau, 2000

SUNRISE SENIOR LIVING

KEYS TO SUCCESS

CLUSTERING IN MAJOR METRO AREAS



- Deep markets
- Regional infrastructure
- Top zip codes

FOCUS ON ENVIRONMENT



- Warm, residential design
- Award-winning architecture
- Purpose-built

EXCELLENCE IN OPERATIONS



- Resident centered
- Training programs
- Mission oriented

EFFICIENT & FLEXIBLE CAPITAL PLAN


$

- Strong cash balances
- Low leverage
- Strong credit

SUNRISE SENIOR LIVING

RESIDENT-CENTERED SENIOR LIVING



Meals
Transportation Services
Emergency Response
Medication Monitoring
Individualized Service Plan
Hospice
Rehab Therapies
Activities of Daily Living (ADL)
Enabling Choice
Preserving Dignity
Involving Family and Friends
Nurturing the Spirit
Celebrating Individuality
Encouraging Independence
Single Family Home
Alzheimer's Care
Independent Living Apartment
Sub-Acute Nursing
Cottage
Skilled Nursing Facility
Assisted Living

SUNRISE SENIOR LIVING

EXCELLENCE IN OPERATIONS

- Community based staff – 34,000
- Regional and headquarters support staff – 1,000
- Continuous improvement focus
  - Leadership development programs
  - Five Star training program
  - Mystery shopping
  - Surveys
- $72 million of corporate G&A (2004 estimate)

SUNRISE SENIOR LIVING






CLARK








Principles of Service





Three Transformation Drivers

1. Property Sale/Long-Term Manage Back Program - Completed

2. Marriott Senior Living & EdenCare transactions - Integrated

3. Future development and acquisitions with investment partners

SUNRISE SENIOR LIVING

CAPITAL PARTNERS

- AEW/ CalPERS
- Aureus
- Carlyle Group
- CNL
- Crescent Capital
- CSFB
- First Islamic Bank
- Sunrise Senior Living REIT
- GEM Investors
- Investcorp
- JPMorgan Fleming
- Pramerica
- Prudential
- Public Pensions

SUNRISE SENIOR LIVING

SUNRISE REIT OVERVIEW

- Acquired 24 communities from Sunrise and Sunrise joint ventures (nine in Canada, 15 in U.S.)
- Nine development projects committed by Sunrise in 2005
- Right of first offer on Canadian senior living development or acquisition opportunities
- Traded on the Toronto Stock Exchange (SZR)

SUNRISE SENIOR LIVING

REIT ADVANTAGES TO SUNRISE

- Efficient/Low cost of capital source
- REIT able to develop and acquire properties
- 30-year strategic alliance agreement
- Right to manage all REIT properties
- Exit alternative for existing joint venture partners
- Long-term holder of real estate

SUNRISE SENIOR LIVING

TYPICAL SUNRISE DEVELOPMENT JOINT VENTURE

- Multiple properties, providing geographic diversification
- Risk sharing (capital, construction phase, & fill-up)
- Capital Structure: 75% debt / 25% equity
- Shared ownership: partner = 80% / Sunrise = 20%
- Pre-opening fees
- Long-term management contracts, with incentives

SUNRISE
SENIOR LIVING

MANAGEMENT SERVICES COMPANY BENEFITS

+ Revenue & earnings from long-term management contracts
+ Stable/predictable revenue stream, with upside potential
+ Reduced earnings volatility
+ Reduced exposure to fluctuations in real estate valuations
+ Higher return on equity
+ Less debt
+ Reduced risk profile (capital, construction, & fill-up risk shared)

= Simplified story and better valuation

SUNRISE SENIOR LIVING

MANAGEMENT CONTRACT ECONOMICS

(Dollars in 000s)

Property Owner Economics

Revenues	$5,000
Operating costs	$3,000
Management fee (7%)	$350
NOI	$1,650

Sunrise Economics / Income Statement

Revenue	
Management fee	$350
+ Operating costs (reimbursement)	$3,000
= Management services revenue	$3,350
Expenses	
Operating costs (reimbursement)	$3,000
+ Corporate G&A *	$200
= Management services expense	$3,200
Pre-tax earnings	$150
Management fee margin**	43%

* Estimated pro rata at 4% of revenue under management.

**Equal to pre-tax earnings divided by management services revenue less operating expenses.

SUNRISE SENIOR LIVING

MAJOR METROPOLITAN FOCUS

Over 400 Locations in Largest Domestic & Intl. Markets

U.S. Markets

- New York
- Los Angeles
- Chicago
- Philadelphia
- San Francisco
- Boston
- Dallas
- Washington
- Atlanta
- Detroit
- Houston
- Seattle
- Tampa
- Minneapolis
- Cleveland
- Phoenix
- Miami
- Orlando
- Denver
- Pittsburgh
- St. Louis
- Baltimore
- Indianapolis
- San Diego
- Hartford
- Charlotte
- Raleigh

International Markets

- London
- Toronto
- Vancouver
- Hamburg
- Bonn

SUNRISE SENIOR LIVING

COMPANY TRANSFORMATION - PORTFOLIO COMPOSITION

4Q04


Consolidated
61
Managed
352
15%
85%

413 Properties

Consists of 381 communities open as of 9/30/2004 plus 32 communities under construction. Numbers assume newly opened communities will be either owned by third parties or in joint ventures.

RESIDENT CAPACITY SUMMARY

Resident Capacity
by Service Type



Skilled Nursing
8%
Independent Living
22%
Assisted Living
70%

Resident Capacity
by Property Type



Other
7%
Brighton Gardens
19%
Sunrise Mansions
46%
CCRCs
28%

SUNRISE SENIOR LIVING

SUNRISE IS SERVING MORE SENIORS

Communities Operated


500
400
300
200
100
0
CAGR = 26%
164
186
209
373
413
'00
'01
'02
'03
'04E

Resident Capacity Operated


(In thousands)
50
40
30
20
10
0
CAGR = 37%
12.9
14.8
16.6
42.8
45.9
'00
'01
'02
'03
'04E

SUNRISE SENIOR LIVING

REVENUE UNDER MANAGEMENT

(Dollars in millions)



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR = 45%
$400
$497
$598
$1,383
$1,776
2000
2001
2002
2003
2004E

*Revenue under management is equal to revenues generated by Sunrise consolidated communities, communities owned in joint ventures and communities owned by third parties that are managed by Sunrise.

SUNRISE SENIOR LIVING

*G&A AS A PERCENTAGE OF REVENUE UNDER MANAGEMENT**


10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
6.9%
6.6%
6.2%
4.5% **
4.0% ***
290 bp Decrease
2000
2001
2002
2003
2004E

*Revenue under management is equal to revenues generated by Sunrise consolidated communities, communities owned in joint ventures and communities owned by third parties that are managed by Sunrise.

**G&A excludes $11 million of one-time transition costs in 2003. Including transition costs, G&A would have been 5.3% of revenue under management.

*** G&A excludes $800,000 of unusual hurricane costs in 2004. Including hurricane costs, G&A would have been 4.1% of revenue under management

SUNRISE SENIOR LIVING

SOLID FINANCIAL PERFORMANCE

(Dollars in millions)

REVENUE



1,600
1,400
1,200
1,000
800
600
400
200
0
CAGR = 44%
$345
$428
$506
$1,188
$1,481
'00
'01
'02
'03
3Q04
Annualized

DEBT

as a % of total assets



80%
70%
60%
50%
40%
30%
20%
10%
0%
-$433 million
60%
54%
41%
22%
23%
2000
2001
2002
2003
3Q04

“CORE” EARNINGS PER SHARE GROWTH



$2.00
$1.50
$1.00
$0.50
$0.00
CAGR = 55%
$0.50
$1.00
$1.60
$1.87
2002
2003
2004E
2005E

*2002 "core" EPS equal to GAAP EPS of $2.23 per share, less income from property sales of $74 million or $1.73 per share.

*2003 "core" EPS equal to GAAP EPS of $2.63 per share, less income from property sales of $76 million or $1.90 per share, plus transition expenses of $11 million or $0.28 per share

*2004 "core" EPS equal to mid-point of Company guidance ($2.24 per share), less income from property sales of $25 million or $0.64 per share.

*2005 EPS equal to mid-point of Company guidance, does not assume any income from property sales and does not reflect any possible change in accounting rules, for example, the expensing of stock options.

SUNRISE SENIOR LIVING

GROWTH DRIVERS

15%

Growth Target


15%
10%
5%
5% +
New Management Services Opportunities
5% - 6%
New Construction
4% - 6%
Internal Growth

- 15+ new management contracts per year
- Selective acquisitions with financial partners
- Deep experience in multiple product lines

- 25-35 new communities per year
- Top 30 U.S. markets
- International – UK, Germany & Canada
- Additional product lines (AL, IL, CCRCs)

- Growth in management fees and contribution from consolidated and minority owned portfolio through revenue increases from occupancy and rate growth and new services
- Control expenses to enhance profitability

SUNRISE SENIOR LIVING

WHY SUNRISE?

- Industry leader in growing senior living field
- Experienced & disciplined management team
- Attractive fundamentals
- Fragmented industry
- High barriers to entry
- Strong financial position
- Predictable growth
- Management services structure

SUNRISE SENIOR LIVING

SUNRISE®

SENIOR LIVING